For period ending June 30, 2016    Exhibit 77O

File number 811-06637

FORM 10f-3
Eligible Foreign Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Mitsubishi UFJ Financial Group, Inc. - $2,100,000,000 2.95% Senior Notes due March 1, 2021________
2.  Date of Purchase:  2/23/2016
3.  Underwriter(s) from whom purchased:  Morgan Stanley
4.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:  400,000 (Firmwide)
200,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:  $2,100,000,000
7.  Purchase price per unit or share (net of fees and expenses):  $99.792
8.  Initial public offering price per unit or share:  $99.792
9.  Commission, spread or profit:  0.350%
10.  Have the following conditions been satisfied?
YES
NO
a. The offering is subject to regulation by a foreign financial regulatory authority.
b. The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).
c. Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
d.  The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months.
f. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

_______

_______

g. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to existing security holders).

X_______

_______
h. The underwriting was a firm commitment underwriting.
i.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
j.   The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
k.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
l.   No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

X_______

X_______

X_______

X_______

_______

_______

_______

_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Barry Mullen   Date: 5/9/2016
Print Name:   Barry Mullen, Deputy Chief Compliance Officer

FORM 10f-3
Eligible Foreign Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  AMGEN - ?1,250,000,000  1.250% Senior Notes due 2022_______
2.  Date of Purchase:  2/25/2016
3.  Underwriter(s) from whom purchased:  BofA Merrill Lynch
4.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:  210,000 (Firmwide)
110,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:  ?1,250,000,000
7.  Purchase price per unit or share (net of fees and expenses):  ?99.971
8.  Initial public offering price per unit or share:  ?99.971
9.  Commission, spread or profit:  0.375%
10.  Have the following conditions been satisfied?
YES
NO
a. The offering is subject to regulation by a foreign financial regulatory authority.
b. The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).
c. Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
d.  The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months.
f. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

_______

_______

g. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to existing security holders).

X_______

_______
h. The underwriting was a firm commitment underwriting.
i.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
j.   The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
k.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
l.   No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

X_______

X_______

X_______

X_______

_______

_______

_______

_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Barry Mullen   Date:  5/9/2016
Print Name:   Barry Mullen, Deputy Chief Compliance Officer

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Core Plus Bond Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Anadarko Petroleum Corporation $800,000,000 4.85% Senior Notes due 2021________
2.  Date of Purchase:  03/14/2016
3.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
4.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:  60,000 (Firmwide) and (Fund)
6.  Aggregate principal amount or total number of shares of offering:  $800,000,000
7.  Purchase price per unit or share (net of fees and expenses):  $99.974
8.  Initial public offering price per unit or share:  $99.974
9.  Commission, spread or profit:  _0.600%
10.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Barry Mullen   Date: 5/9/2016
Print Name:   Barry Mullen

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Southern Co 3.25% due 07/01/2026________
2.  Date of Purchase:  05/19/2016
3.  Underwriter(s) from whom purchased:  Citigroup Global Markets Ltd.
4.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:  15,000,000 (Firmwide) 260,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:  $1,750,000,000
7.  Purchase price per unit or share (net of fees and expenses):  $99.638
8.  Initial public offering price per unit or share:  $99.638
9.  Commission, spread or profit:  _.650___%
10.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Leesa D. Merrill   Date: 8/11/2016
 Print Name:   Leesa D. Merrill

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Southern Co 4.40% due 07/01/2046________
2.  Date of Purchase:  05/19/2016
3.  Underwriter(s) from whom purchased:  Citigroup Global Markets Ltd.
4.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:  20,000,000 (Firmwide) 240,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:  $2,000,000,000
7.  Purchase price per unit or share (net of fees and expenses):  $99.482
8.  Initial public offering price per unit or share:  $99.482
9.  Commission, spread or profit:  _.875___%
10.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Leesa D. Merrill                       Date: 8/11/2016
Print Name:   Leesa D. Merrill

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Molson Coors Brewing Co 3.00% due 07/15/2026________
2.  Date of Purchase:  06/28/2016
3.  Underwriter(s) from whom purchased:  B of A Merrill Lynch
4.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:  20,000,000 (Firmwide) 90,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:  $2,000,000,000
7.  Purchase price per unit or share (net of fees and expenses):  $99.845
8.  Initial public offering price per unit or share:  $99.845
9.  Commission, spread or profit:  _.45___%
10.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Leesa D. Merrill   Date: 8/11/2016
Print Name:   Leesa D. Merrill

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Oracle Corp 2.40% due 09/15/2023________
2.  Date of Purchase:  06/29/2016
3.  Underwriter(s) from whom purchased:  B of A Merrill Lynch
4.  ?Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:  7,000,000 (Firmwide) 410,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:  $2,500,000,000
7.  Purchase price per unit or share (net of fees and expenses):  $99.983
8.  Initial public offering price per unit or share:  $99.983
9.  Commission, spread or profit:  _.45___%
10.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, ?Affiliated Underwriter? is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Leesa D. Merrill   Date: 8/15/2016
Print Name:  Leesa D. Merrill

14